UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment and Restatement of the 2006 Equity Incentive Plan

The Board of Directors of Intel Corporation (“Intel”) previously approved, subject to stockholder approval, an amendment and restatement of Intel’s 2006 Equity Incentive Plan (the “EIP”). As described below under Item 5.07, Intel’s stockholders approved the amended and restated EIP at the 2019 Annual Stockholders’ Meeting held on May 16, 2019. The amended and restated EIP became effective upon stockholder approval and, among other changes, extended the term of the plan for an additional three years and increased by 80 million the number of shares available under the EIP, as described under Proposal 4 of Intel’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on April 3, 2019, which description is incorporated herein by reference.

The foregoing description of the amended and restated EIP is qualified in its entirety by reference to the text of the amended and restated EIP, which is set forth in Appendix B to Intel’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on April 3, 2019.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Intel’s Annual Stockholders’ Meeting was held on May 16, 2019. At the meeting:

1)	stockholders elected the 10 persons recommended by the Board to serve as directors of Intel;

2)	stockholders ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm of Intel for 2019;

3)	stockholders approved, on an advisory basis, Intel’s executive compensation of its listed officers;

4)	stockholders approved the amendment and restatement of the 2006 Equity Incentive Plan;

5)	stockholders did not approve the stockholder proposal on whether to allow stockholders to act by written consent;

6)	stockholders did not approve the stockholder proposal requesting a report on the risks associated with emerging public policies addressing the gender pay gap; and

7)	stockholders did not approve the stockholder proposal requesting an annual advisory vote on political contributions.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1)	Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Aneel Bhusri	3,061,935,451	54,468,482	12,495,336	800,968,971
Andy D. Bryant	3,046,145,692	71,852,187	10,901,390	800,968,971
Reed E. Hundt	3,005,855,247	111,507,601	11,536,421	800,968,971
Omar Ishrak	3,057,935,118	59,366,726	11,597,425	800,968,971
Risa Lavizzo-Mourey	3,044,662,306	72,938,668	11,298,295	800,968,971
Tsu-Jae King Liu	3,091,057,224	26,368,785	11,473,260	800,968,971
Gregory D. Smith	3,093,078,251	24,392,022	11,428,996	800,968,971
Robert (“Bob”) H. Swan	3,107,669,977	10,273,914	10,955,378	800,968,971
Andrew Wilson	3,069,105,541	48,412,857	11,380,871	800,968,971
Frank D. Yeary	3,063,135,408	54,141,508	11,622,353	800,968,971

2)	Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
3,774,307,496	141,660,916	13,899,828	0

3)	Advisory Vote to Approve Executive Compensation of Intel’s Listed Officers

For	Against	Abstain	Broker Non-Votes
1,871,423,408	1,235,676,642	21,799,219	800,968,971

4)	Approval of Amendment and Restatement of the 2006 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
2,971,422,610	137,877,719	19,598,940	800,968,971

5)	Stockholder Proposal on Whether to Allow Stockholders to Act by Written Consent

For	Against	Abstain	Broker Non-Votes
1,266,426,993	1,832,487,555	29,984,721	800,968,971

6)	Stockholder Proposal Requesting a Report on the Risks Associated with Emerging Public Policies Addressing the Gender Pay Gap

For	Against	Abstain	Broker Non-Votes
901,312,023	2,074,459,877	153,127,369	800,968,971

7)	Stockholder Proposal Requesting an Annual Advisory Vote on Political Contributions

For	Against	Abstain	Broker Non-Votes
183,933,082	2,895,468,215	49,497,972	800,968,971

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: May 22, 2019	/s/ Irving S. Gomez
Irving S. Gomez
Assistant Corporate Secretary